Other Long-Term Liabilities (Detail) - USD ($) $ in Thousands	Apr. 29, 2017	Apr. 30, 2016
Other Long-Term Liabilities
Deferred rent	$ 59,142	$ 70,006
Tax liabilities and reserves	8,711	13,758
Insurance liabilities	14,225	15,219
Asset retirement obligations	11,482	11,268
Other	5,751	3,933
Total other long-term liabilities	$ 99,311	$ 114,184